EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with this Quarterly Report of Sweet Success Enterprises, Inc. (the “Company”) on Form 10-QSB for the period ending March 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William J. Gallagher, the Chief Executive Officer, Chief Financial Officer (Principal Accounting Officer) and Director of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.   Such Quarterly Report on Form 10-QSB for the period ending March 31, 2006, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.   The information contained in such Quarterly Report on Form 10-QSB for the period ending March 31, 2006, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	May 12, 2006

/s/ William J. Gallagher
William J. Gallagher
Title: Chief Executive Officer, Chief Financial Officer (Principal Accounting Officer) and
Director